UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2007
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 918/573-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
INDEX TO EXHIBITS
Copy of Press Release
Copy of Slide Presentation
Copy of Press Release
Copy of Press Release

Item 2.02. Results of Operations and Financial Condition.
     On February 22, 2007, The Williams Companies, Inc. (“Williams” or the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2006. A copy of the press release and its accompanying financial highlights and reconciliation schedules are furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.
     The press release and accompanying financial highlights and reconciliation schedules are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 7.01. Regulation FD Disclosure.
     Williams wishes to disclose for Regulation FD purposes its slide presentation, furnished herewith as Exhibit 99.2, to be utilized during a public conference call and webcast on the morning of February 22, 2007.
     On February 22, 2007, Williams also announced that its domestic and international proved natural gas reserves as of December 31, 2006, increased to 3.9 trillion cubic feet equivalent. Williams replaced its 2006 U.S. wellhead production of 276 billion cubic feet equivalent (Bcfe) at a ratio of 216 percent. A copy of the press release announcing the same is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein.
     On February 22, 2007, Williams also announced the sale of dispatch and tolling rights and natural gas supply arrangements to Southern California Edison, a subsidiary of Edison International. The seven contracts “mirror” Williams’ rights under its tolling agreement with certain subsidiaries of the AES Corporation and represent up to 1,920 megawatts of power.
     The slide presentation and press releases are being furnished pursuant to Item 7.01, Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(a)	None

(b)	None

(c)	None

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(d)	Exhibits

Exhibit 99.1	Copy of Williams’ press release dated February 22, 2007, publicly announcing its fourth quarter and year-end 2006 financial results.

Exhibit 99.2	Copy of Williams’ slide presentation to be utilized during the February 22, 2007, public conference call and webcast.

Exhibit 99.3	Copy of Williams’ press release dated February 22, 2007, publicly announcing its replacement of 2006 U.S. natural gas production.

Exhibit 99.4	Copy of Williams’ press release dated February 22, 2007, publicly announcing the sale of dispatch and tolling rights and natural gas supply arrangements to Southern California Edison.
     Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Date: February 22, 2007		/s/ Donald R. Chappel

	Name:	Donald R. Chappel
	Title:	Senior Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

Exhibit 99.1	Copy of Williams’ press release dated February 22, 2007, publicly announcing its fourth quarter and year-end 2006 financial results.

Exhibit 99.2	Copy of Williams’ slide presentation to be utilized during the February 22, 2007, public conference call and webcast.

Exhibit 99.3	Copy of Williams’ press release dated February 22, 2007, publicly announcing its replacement of 2006 U.S. natural gas production.

Exhibit 99.4	Copy of Williams’ press release dated February 22, 2007, publicly announcing the sale of dispatch and tolling rights and natural gas supply arrangements to Southern California Edison.

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